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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 16, 1996



                             Vanguard Airlines, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          0-27034                      48-1149290
- ----------------                   ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


    30 N.W. Rome Circle, Mezzanine Level, Kansas City International Airport,
                           Kansas City, Missouri 64153
 -------------------------------------------------------------------------------
           (Address of principal executive offices including zip code)



        Registrant's telephone number, including area code (816) 243-2100


                                                                     Page 1 of 4
                                                               Exhibit at Page 4

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ITEM 5.   OTHER EVENTS.


          The Company issued a press release on August 5, 1996, announcing the appointment of William A. Garrett as Vice President-Finance and Chief Financial Officer and Brian S. Gillman as Vice President and General Counsel of the Company. The Company also announced its termination of the employment relationship with Fred L. deLeeuw, Vice President-Finance and Chief Financial Officer. In addition, the Company announced second quarter earnings and its revision to its previously reported financial results for the first quarter of 1996. A copy of the press release in connection with these announcements is attached hereto as Exhibit 99.1.

          The Company issued a press release on August 5, 1996, announcing its intention to seek additional time for meeting Nasdaq's continued listing requirements. A copy of the press release is attached hereto as Exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  EXHIBITS.

               99.1  Press release dated August 5, 1996.

               99.2  Press release dated August 5, 1996.


                                       2.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Kansas City, State of Missouri, on August 5, 1996.


                                   VANGUARD AIRLINES, INC.




                                   By   /s/ Robert J. McAdoo
                                     -------------------------------------------
                                        Robert J. McAdoo
                                        Chairman of the Board, President and
                                        Chief Executive Officer


                                       3.

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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                       Sequential
Numbers                     Description                       Page Number
- -------                     -----------                       -----------
99.1                        Press release dated
                            August 5, 1996

99.2                        Press release dated
                            August 5, 1996